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                                                                EXHIBIT 10.52.16

THIS GUARANTY IS SUBJECT TO THE INDEFEASIBLE PAYMENT IN FULL IN CASH OF ALL OBLIGATIONS UNDER THAT CERTAIN AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF NOVEMBER 6, 2002 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED, THE "WACHOVIA CREDIT AGREEMENT", BY AND AMONG GUARANTOR, CERTAIN OF ITS SUBSIDIARIES, WACHOVIA BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT ("WACHOVIA" OR THE "ADMINISTRATIVE AGENT"), AND THE LENDERS PARTY THERETO, AS MORE FULLY SET FORTH HEREIN.

                                                               Loan No. ML0883T1

                               CONTINUING GUARANTY

     THIS CONTINUING GUARANTY (this "Guaranty") is made as of November 6, 2002, by KNOLOGY BROADBAND, INC. ("Guarantor"), for the benefit of the COBANK, ACB ("CoBank").

     CoBank and Wachovia hereby acknowledge this Guaranty to agree to certain subordination and other terms set forth herein.

                                R E C I T A L S:

     WHEREAS, CoBank and Valley Telephone Co., Inc. ("Valley"), Interstate Telephone Company and Globe Telecommunications, Inc. (collectively, "Borrowers") have entered into that certain Master Loan Agreement, dated as of June 29, 2001, as amended by that certain letter agreement, dated as of June 6, 2002 and that certain letter agreement, dated as of July 3, 2002 (the "MLA") and that certain Amended and Restated First Supplement to the Master Loan Agreement, dated as of June 6, 2002 (the "First Supplement"; the MLA and the First Supplement, as either may be further amended, supplemented, modified, extended or restated from time to time, collectively, the "CoBank Loan Agreement"), pursuant to which CoBank has agreed to provide a $40,000,000 Senior Secured Term Credit Facility to Borrowers (the "CoBank Loan"); and

     WHEREAS, Guarantor is an indirect, wholly-owned subsidiary of Knology, Inc., and a direct, wholly-owned subsidiary of Valley; and

     WHEREAS, a portion of the proceeds of the CoBank Loan was used to redeem indebtedness of Guarantor; and

     WHEREAS, as an inducement to CoBank to enter into the CoBank Loan Agreement and make the advances provided for therein, Guarantor has agreed to guarantee the obligations of Borrowers under the CoBank Loan Agreement, all on the terms and conditions set forth in this Guaranty and in a substantially similar Continuing Guaranty, dated as of November 6, 2002, by the Guarantor in favor of CoBank (the "Companion Guaranty"); and

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Continuing Guaranty/Knology Broadband, Inc.
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     WHEREAS, Guarantor and each of its subsidiaries are party to the Wachovia
Credit Agreement; and

     WHEREAS, as an inducement to the Administrative Agent and the Lenders to enter into the Wachovia Credit Agreement and to make advances thereunder, Guarantor and CoBank have agreed that the guaranty by Guarantor of the obligations under the CoBank Loan Agreement shall be subordinated to the payment in full of all obligations under the Wachovia Credit Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, Guarantor hereby agrees as follows:

     SECTION 1. Definitions and Rules of Construction. The following rules of construction shall be applicable for all purposes of this Guaranty and all amendments and supplements hereto except as otherwise expressly provided or unless the context otherwise requires:

     (a) The terms used herein shall include the plural as well as the singular, and vice versa.

     (b) All references in this Guaranty to designated sections, paragraphs and other subdivisions are to the designated sections, paragraphs and subdivisions of this Guaranty.

     (c) The terms "herein," "hereof" and "hereunder" and similar words refer to this Guaranty as a whole and not to any particular section, paragraph or subdivision.

     (d) The term "person" includes any individual, corporation, limited liability company, partnership, joint venture, association, trust, sole proprietorship, unincorporated organization and any government authority or any agency or political subdivision thereof.

     (e) The terms "include," "including" and similar terms shall be construed as if followed by the phrase "without being limited to."

     (f) Capitalized terms used in this Guaranty, unless otherwise defined herein, shall have the meanings assigned to them in the CoBank Loan Agreement. In addition, the following terms shall have the meanings as assigned to them below:

     "Bankruptcy Case" means any proceeding commenced by or against the Guarantor or any of its subsidiaries, under any provision of the Bankruptcy Code or under any other federal or state bankruptcy or insolvency law, including assignments for the benefit of creditors, or proceedings seeking reorganization, arrangement, or other similar relief and all converted or succeeding cases in respect thereof.

     "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. (S) 101, et seq.), as amended, and any successor statute.

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Continuing Guaranty/Knology Broadband, Inc.
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     "CoBank Loan Documents" means the "Loan Documents" as defined in the CoBank
Loan Agreement.

     "Determination Date" means the date on which CoBank and the Administrative Agent (on behalf of itself and the other Lenders) (a) accelerate any sum due under the CoBank Loan Documents or the Wachovia Loan Documents, respectively or
(b) the Lenders refuse to fund any additional advance to the borrowers under the Wachovia Credit Agreement as a result of the occurrence of any default or event of default under the Wachovia Loan Documents.

     "Permitted Junior Securities" means (a) any payment or distribution of junior securities of the Guarantor or any other person authorized by an order or decree giving effect to the subordination of this Guaranty to the Senior Debt, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy, insolvency or other similar law, or (b) common stock or other junior debt or equity securities of the Guarantor or any other person provided for by a plan of reorganization or readjustment which such other junior securities are subordinated, to at least the same extent as this Guaranty, to the indefeasible payment in full in cash of all Senior Debt.

     "Senior Debt" means all Obligations (as defined in the Wachovia Credit Agreement) and any other presently existing or hereafter arising indebtedness, claims, debts, liabilities, and Obligations of the Guarantor or the borrowers under the Wachovia Credit Agreement and other Wachovia Loan Documents owing to the Administrative Agent or the Lenders under the Wachovia Credit Agreement and other Wachovia Loan Documents, whether direct or indirect, whether contingent or of any other nature, character, or description and any refinancings, renewals, refundings, or extensions of such amounts.

     "Wachovia Loan Documents" means the "Loan Documents" as defined in the Wachovia Credit Agreement.

     SECTION 2. CoBank Loan Agreement Obligations. "CoBank Loan Agreement Obligations" shall mean the payment and performance of all obligations of the Borrowers, whether now existing or hereafter arising, under the CoBank Loan Agreement and all other CoBank Loan Documents to which any Borrower is a party, including, without limitation, that certain Promissory Note, dated June 29, 2001, made by the Borrowers to CoBank in the principal face amount of $40,000,000 (such Promissory Note and all amendments, modifications, extensions, renewals and replacements thereof, the "Note"); provided, however, that the Guarantor's liability under this Guaranty (and not including any liability under the Companion Guaranty) shall in no case exceed $4,326,000.

     SECTION 3. Guaranty Provisions.

     (a) In consideration of loans, advances or disbursements heretofore or hereafter granted by CoBank to the Borrowers pursuant to the CoBank Loan Agreement or otherwise and for other good and valuable consideration, the adequacy, sufficiency and receipt of which are hereby acknowledged, Guarantor hereby absolutely, unconditionally, irrevocably, completely and immediately guarantees the prompt payment of, when due, whether by acceleration or

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

otherwise, and the prompt payment and performance of the CoBank Loan Agreement Obligations, subject to the provisions set forth herein. The liability of Guarantor hereunder shall not be reduced as a result of amounts collected pursuant to any other guaranty, but shall be determined with reference to the amount of CoBank Loan Agreement Obligations prior to collection from any party other than the Borrowers;

     (b) Subject to the provisions set forth herein, Guarantor further agrees to pay to CoBank, upon demand, (i) all losses and reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in attempting to cause the CoBank Loan Agreement Obligations to be paid, performed or otherwise satisfied or in attempting to protect or preserve any property, personal or real, securing the CoBank Loan Agreement Obligations and
(ii) all losses and reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred in enforcing or endeavoring to enforce this Guaranty and any other CoBank Loan Document to which Guarantor is a party or in attempting to protect or preserve property pledged under any CoBank Loan Document to which Guarantor is a party;

     (c) Subject to the provisions set forth herein, Guarantor expressly guarantees, within its maximum liability hereunder, any sum or sums which become due and owing to CoBank as a result of any order of a bankruptcy court which requires CoBank to turn over moneys paid by the Borrowers, Guarantor or any other person to CoBank on account of the CoBank Loan Agreement Obligations;

     (d) Guarantor assents to all terms and agreements heretofore or hereafter made by the Borrowers, any of their subsidiaries or any other guarantor of the Borrowers with CoBank;

     (e) Guarantor hereby consents to the following and agrees that its liability will not be affected or impaired by (i) the exchange, release or surrender of any collateral to the Borrowers or any other person, including any other guarantor, pledgor or grantor, or the waiver, release or subordination of any security interest, in whole or in part; (ii) the waiver or delay in the exercise of any of CoBank's rights or remedies against the Borrowers or any other person, including any other guarantor; (iii) the release of the Borrowers or any other person, including any other person guaranteeing any portion of the CoBank Loan Agreement Obligations; (iv) the renewal, extension or modification of the terms of any of the CoBank Loan Agreement Obligations or any instrument or agreement evidencing the same;

     (f) Guarantor waives acceptance hereof, notice of acceptance hereof, and notice of acceleration of and intention to accelerate the CoBank Loan Agreement Obligations, and waives presentment, demand, protest, notice of dishonor, notice of default, notice of nonpayment or protest in relation to any instrument evidencing any of the CoBank Loan Agreement Obligations, and any other demands and notices required by law except as such waiver may be expressly prohibited by law;

     (g) This is a guaranty of payment and performance and not of collection. Subject to the provisions set forth herein, the liability of Guarantor under this Guaranty shall be absolute, unconditional, direct, complete and immediate and shall not be contingent upon the pursuit of

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

any remedies against the Borrowers or any other guarantor or person, nor against any security or lien available to CoBank, its successors, successors-in-title, endorsees or assigns. Guarantor waives any right to require that an action be brought against the Borrowers or any other person or to require that resort be had to any security. In the event of a default under the CoBank Loan Documents, or any of them, CoBank shall have the right to enforce its rights, powers and remedies under any of the CoBank Loan Documents, in any order, and all rights, powers and remedies available to CoBank in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder (including, without limitation, under the Companion Guaranty) or hereunder or by law or in equity. Accordingly, Guarantor hereby authorizes and empowers CoBank upon acceleration of the maturity of the Note or any other CoBank Loan Agreement Obligation, at its sole discretion, and without notice to Guarantor, to exercise any right or remedy which CoBank may have or any right or remedy hereinafter granted which CoBank may have as to any security, subject to the provisions set forth herein. Guarantor expressly waives any right to require any action on the part of CoBank to proceed to collect amounts due under the Note or any other CoBank Loan Agreement Obligation;

     (h) Until the CoBank Loan Agreement Obligations are paid in full, Guarantor hereby subordinates any and all indebtedness of any Borrower now or hereafter owed to Guarantor to all CoBank Loan Agreement Obligations of the Borrowers to CoBank, and agrees with CoBank that, from and after the occurrence of a default or event of default under any of the CoBank Loan Documents and for so long as such default or event of default exists, Guarantor shall not demand or accept any payment of principal or interest from the Borrowers, shall not claim any offset or other reduction of Guarantor's liability hereunder because of any such indebtedness and shall not take any action to obtain any of the security for the CoBank Loan Agreement Obligations; provided, however, that, if CoBank so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for CoBank and be paid over to CoBank on account of the CoBank Loan Agreement Obligations of the Borrowers to CoBank, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty;

     (i) Guarantor hereby authorizes CoBank, without notice to Guarantor, to apply all payments and credits received from the Borrowers or from any guarantor or realized from any security in such manner and in such priority as CoBank in its sole judgment shall see fit to the CoBank Loan Agreement Obligations which are the subject of this Guaranty;

     (j) The liability of Guarantor under this Guaranty shall not in any manner be affected by reason of any action taken or not taken by CoBank, which action or inaction is consented and agreed to by Guarantor, nor by the partial or complete unenforceability or invalidity of any other guaranty (including, without limitation, under the Companion Guaranty) or surety agreement, pledge, assignment, or other security for any of the CoBank Loan Agreement Obligations. No delay in making demand on Guarantor for satisfaction of its liability hereunder shall prejudice CoBank's right to enforce such satisfaction. All of CoBank's rights and remedies shall be cumulative and any failure of CoBank to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter;

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

     (k) This Guaranty shall be a continuing one and shall be binding upon Guarantor regardless of how long before or after the date hereof the CoBank Loan Agreement Obligations are incurred. This Guaranty shall remain in full force and effect until a written instrument of termination shall be executed and delivered by a duly authorized officer of CoBank. CoBank will only be obligated to execute such an instrument of termination if: (i) all CoBank Loan Agreement Obligations have been paid in full and (ii) CoBank has no further commitment or obligation to extend credit to the Borrowers. If so terminated, this Guaranty and Guarantor's obligations hereunder shall be automatically reinstated if at any time payment in whole or in part of any of the CoBank Loan Agreement Obligations is rescinded or restored to the Borrowers or other payor, or must be paid to any other person, upon the insolvency, bankruptcy, liquidation, dissolution or reorganization of the Borrowers or other payor, all as though such payment has not been made; and

     (l) Until the CoBank Loan Agreement Obligations are paid finally and in full, or this Guaranty is released as provided herein, Guarantor hereby irrevocably waives any and all rights it may have to enforce any of CoBank's rights or remedies or participate in any security now or hereafter held by CoBank, and any and all such other rights of subrogation, reimbursement, contribution or indemnification against the Borrowers or any other person having any manner of liability for the Borrowers' obligations to CoBank, whether or not arising hereunder, by agreement, at law or in equity.

     SECTION 4. Subordination Provisions.

     SECTION 4.1 Subordination to Senior Debt. Notwithstanding anything in this Guaranty, the CoBank Loan Documents or any other agreement relating to the CoBank Loan Agreement Obligations to the contrary, CoBank hereby agrees and covenants that, to the extent set forth herein and on the terms and conditions set forth herein, this Guaranty is and shall be subordinate in right of order and payment to the indefeasible payment in full in cash of the Senior Debt and the termination of all Commitments (as defined in the Wachovia Credit Agreement) under the Wachovia Credit Agreement. Each holder of Senior Debt, either now existing or hereafter arising, shall be deemed to have acquired such Senior Debt in reliance upon the provisions contained in this Section 4. This Guaranty shall include a legend stating that the payment thereof is subordinate to the indefeasible payment in full in cash of all Senior Debt, and the Guarantor shall mark all books of account in such manner to indicate that payment thereof is subordinated pursuant to this Agreement.

     SECTION 4.2 No Payment or Remedies with respect to the this Guaranty.

     (a) CoBank shall not accelerate, demand, sue for, commence any collection or enforcement action or exercise any remedy with respect to this Guaranty until after the indefeasible payment in full in cash of the Senior Debt and the termination of all Commitments under the Wachovia Credit Agreement.

     (b) CoBank shall not be entitled to receive any payment under or on account of this Guaranty, either directly or indirectly, by or on behalf of Guarantor, in cash, property or securities (other than Permitted Junior Securities) (i) on account of the principal of, premium, if

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

any, and interest (including post-petition interest) on the CoBank Loan Agreement Obligations at any time outstanding, or other fees, costs, expenses and any other amounts accrued, incurred or otherwise due in respect of the CoBank Loan Agreement Obligations, or (ii) to prepay, purchase, redeem, retire, exchange, defease or otherwise acquire this Guaranty or any instrument evidencing this Guaranty for cash or property (any such payment, other than a payment with Permitted Junior Securities, collectively referred to as "Subordinated Payments") until after the indefeasible payment in full in cash of the Senior Debt and the termination of all Commitments under the Wachovia Credit Agreement.

     (c) In furtherance of the provisions of Section 4.1, in the event that, notwithstanding the foregoing provisions of this Section 4.2, any Subordinated Payment, either directly or indirectly, shall be made by or on behalf of Guarantor, and received by CoBank at a time when such payment was prohibited by the provisions of this Section 4.2, then, unless and until such payment is no longer prohibited by this Section 4.2, such payment shall be segregated and held in trust for the benefit of and shall be promptly paid over to, the Administrative Agent for the ratable benefit of itself and the Lenders.

     SECTION 4.3 Subordination upon Dissolution, Liquidation or Reorganization of Guarantor. Upon any distribution by Guarantor of assets of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding up, liquidation or reorganization of Guarantor (in such capacity, the "Liquidating Party"), whether in a voluntary or involuntary bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or otherwise or any other marshalling of assets and liabilities of such obligor:

     (a) the Administrative Agent and Lenders shall first receive indefeasible payment in full in cash, to the extent then presently available for payment, of all Senior Debt (or have such payments duly provided for in a manner satisfactory to the Administrative Agent and the Lenders) before CoBank is entitled to receive any Subordinated Payment on account of or accrued or incurred in connection with this Guaranty;

     (b) any payment or distribution of assets of the Liquidating Party of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities) to which CoBank would be entitled except for the provisions of this Agreement shall be paid by the Liquidating Party, the liquidating trustee or agent or other person making such a payment or distribution, directly to the Administrative Agent for the ratable benefit of itself and the Lenders, to the extent necessary to make payment in full of all Senior Debt remaining unpaid; and

     (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Liquidating Party of any kind or character, whether in cash, property or securities (other than Permitted Junior Securities), shall be received by CoBank on account of, or accrued or incurred in connection with, this Guaranty before the indefeasible payment in full in cash of the Senior Debt and all Commitments under the Wachovia Credit Agreement have been terminated, or effective provision (in a manner satisfactory to the Administrative Agent and Lenders) made for its payment, then such payment or distribution shall be segregated and received and held in trust for the benefit of and shall be promptly paid over to the Administrative

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Continuing Guaranty/Knology Broadband, Inc.
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Agent, for the ratable benefit of itself and the Lenders, for application to the payment of all Senior Debt until such Senior Debt shall have been indefeasibly paid in full in cash.

     SECTION 4.4 Subrogation. Subject to the prior indefeasible payment in full in cash of all Senior Debt and the termination of all Commitments under the Wachovia Credit Agreement, CoBank shall be subrogated to the rights of the Administrative Agent and Lenders to receive payments or distributions of assets applicable to the Senior Debt to the extent that distributions were paid to the Lenders that otherwise would have been paid to CoBank, until all amounts owing with respect to this Guaranty shall be indefeasibly paid in full, and for the purpose of such subrogation no such payments or distributions to the Administrative Agent or Lenders by virtue of this Agreement, which otherwise would have been made to CoBank, shall, as between the Guarantor and CoBank, be deemed to be payment on account of such Senior Debt, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of CoBank, on the one hand, and the Administrative Agent and Lenders, on the other hand.

     SECTION 4.5 Subordination Rights Not Impaired.

     (a) No right of the Administrative Agent or any Lender to enforce the subordination provisions herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of Guarantor or any borrower under the Wachovia Credit Agreement or by any act or failure to act, in good faith, by the Administrative Agent or any such Lender, or by any noncompliance by Guarantor or any borrower under the Wachovia Credit Agreement with the terms of any Wachovia Loan Document, regardless of any knowledge thereof which any such Lender may have or be otherwise charged with. The Administrative Agent and the Lenders may extend, renew, modify or amend the terms of Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Guarantor or any borrower under the Wachovia Credit Agreement, all without affecting the liabilities and obligations of the Guarantor or any borrower under the Wachovia Credit Agreement or the rights of the Administrative Agent and the Lenders hereunder; provided, however, this Agreement does not extend to the refinancing of the Senior Debt unless such refinancing is arranged by the Administrative Agent.

     (b) All rights and interests hereunder of the Administrative Agent and the Lenders, and all agreements and obligations of CoBank under this Guaranty, shall remain in full force and effect irrespective of (i) any lack of validity or enforceability of the Wachovia Credit Agreement or any other Wachovia Loan Document, or of any provision of any thereof or (ii) any other circumstance that might otherwise constitute a defense available to, or a discharge of any borrower under the Wachovia Credit Agreement in respect of the Senior Debt.

     SECTION 5. Additional Covenants of CoBank.

     SECTION 5.1 Authorization to Effect Subordination. In furtherance of the terms of this Agreement, CoBank, by its acceptance hereof, solely in its capacity as obligee with respect to this Guaranty (a) irrevocably authorizes and empowers (but without imposing any obligation on) the Administrative Agent (through any of its authorized representatives) on behalf

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Continuing Guaranty/Knology Broadband, Inc.
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of itself and the other Lenders to demand, sue for, collect and receive such obligee's ratable share of payments or distributions with respect to this Guaranty and take all such other action, in the name of CoBank or otherwise, as such authorized representatives may determine to be necessary or appropriate for the enforcement of the provisions of this Agreement, including without limitation, that in any Bankruptcy Case, the Administrative Agent shall have the right, as attorney-in-fact for CoBank, to file any claim, proof of claim or such other instrument of similar character, in each case, solely to the extent such proof of claim or such other instrument relates to this Guaranty, if, in each case, CoBank fails to do so in a timely manner, and (b) agrees to execute and deliver to such representatives, all such further instruments confirming the authorization hereinabove set forth, and all such powers of attorney, proofs of claim, assignments of claim and other instruments as may reasonably be requested by the Administrative Agent. In furtherance of the foregoing, CoBank agrees that until indefeasible payment in full in cash of all Senior Debt, CoBank will not vote any interest in any Bankruptcy Case (as such vote relates to this Guaranty) or take any other action in such Bankruptcy Case (as such action relates to this Guaranty) without the prior consent of the Administrative Agent, which such consent shall not be unreasonably withheld; provided that the Administrative Agent may withhold such consent with respect to any such vote or action that is inconsistent with the terms of this Agreement, as determined by the Administrative Agent in its sole discretion; and provided further that such consent will not be required with respect to a vote by CoBank on or with respect to a plan of reorganization that provides for payment of the Senior Debt in full, in cash on the effective date of such plan, so long as such vote does not otherwise impede or otherwise interfere with such payment of the Senior Debt under the plan.

     SECTION 5.2 CoBank Loan Documents. The exercise of any rights and remedies of the Administrative Agent hereunder or under any Wachovia Loan Document (a) shall not be prohibited or restricted in any manner by any of the CoBank Loan Documents and (b) shall not constitute or give rise to any event of default or "Default" under any of the CoBank Loan Documents (as such term is defined therein).

     SECTION 5.3 Amendments and Modifications. Under no circumstance shall CoBank amend or modify, or permit the amendment or modification of, any provision contained in Section 4 or Section 5 of this Guaranty without the prior written consent of the Administrative Agent.

     SECTION 5.4 Maturity Date; Optional Prepayment. CoBank and the Guarantor hereby covenant and agree that until the date that is ninety-one (91) days following the indefeasible payment in full in cash of the Senior Debt (a) the Guarantor will not make any optional prepayment or redemption of the CoBank Loan Agreement Obligations and (b) CoBank will not amend the terms of the CoBank Loan Agreement Obligations, if the effect of such amendment is to require any prepayment or repayment of the CoBank Loan Agreement Obligations by the Guarantor, in each case, without the prior written consent of the Administrative Agent. This Section 5.4 shall survive the termination of this Guaranty and any payment, prepayment or amendment of the CoBank Loan Agreement Obligations in violation of the foregoing clause (a) or (b) shall be void ab initio.

     SECTION 5.5 Further Subordination. Neither CoBank nor the Guarantor shall

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

agree to any further subordination of this Guaranty.

     SECTION 5.6 Transfer, Assignments or Pledges of Obligations. In no event shall CoBank transfer, assign or pledge this Guaranty without the prior written consent of Wachovia unless any such assignee agrees in writing to be bound by the terms and provisions of this Guaranty; provided this Section 5.6 shall not prohibit CoBank from pledging or assigning this Guaranty to any Federal Reserve Bank in accordance with Applicable Law.

     SECTION 5.7 Notice of Determination Date. The Administrative Agent and CoBank shall give the other party prompt written notice of the occurrence of any event giving rise to any Determination Date.

     SECTION 5.8 Further Assurances. CoBank and the Borrowers agree to execute such other documents and take such other actions as may be reasonably necessary to implement the terms hereof.

     SECTION 6. Representations and Warranties. Guarantor represents and warrants to CoBank, on the date hereof and on the date any advance under the CoBank Loan Agreement is made, as follows:

     (a) Organization, Powers, Existence, Etc. Guarantor (i) is duly organized, validly existing, and in good standing under the laws of its state of incorporation or organization (as applicable); (ii) is duly qualified to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary; (iii) has all requisite corporate, limited liability company or partnership (as applicable) and legal power to own and operate its assets and to carry on its business and to enter into and perform its obligations under the CoBank Loan Documents to which it is a party; and (iv) has duly and lawfully obtained and maintained all licenses, certificates, permits, authorizations, approvals, and the like which are material to the conduct of its business or which may be otherwise required by law.

     (b) Due Authorization; No Violations; Etc. The execution and delivery by Guarantor of, and the performance by Guarantor of its obligations under, the CoBank Loan Documents to which it is a party have been duly authorized by all requisite corporate, limited liability company or partnership (as applicable) action on the part of Guarantor and do not and will not (i) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or organization (as applicable) or bylaws, operating agreement or partnership agreement (as applicable) of Guarantor, or any agreement, indenture, mortgage, or other instrument to which Guarantor is a party or by which Guarantor or any of its properties is bound or (ii) be in conflict with, result in a breach of, or constitute with the giving of notice or lapse of time, or both, a default under any such agreement, indenture, mortgage, or other instrument. No action on the part of any shareholder, member or partner (as applicable) of Guarantor is necessary in connection with the execution and delivery by Guarantor of, and the performance by Guarantor of its obligations under, the CoBank Loan Documents to which it is a party.

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

     (c) Governmental Approval. No consent, permission, authorization, order, or license of any governmental authority is necessary in connection with the execution, delivery, performance, or enforcement of the CoBank Loan Documents to which Guarantor is a party, except such as have been obtained and are in full force and effect.

     (d) Binding Agreement. Each of the CoBank Loan Documents to which Guarantor is a party is, or when executed and delivered will be, the legal, valid, and binding obligation of Guarantor, enforceable in accordance with its terms, subject only to limitations on enforceability imposed by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors' rights generally.

     (e) Compliance with Laws. Guarantor is in compliance in all material respects with all federal, state, and local laws, rules, regulations, ordinances, codes, and orders (collectively, "Laws"), the failure to comply with which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of Guarantor, or on the ability of Guarantor to perform its obligations under the CoBank Loan Documents to which it is a party.

     (f) Environmental Compliance. Without limiting the provisions of Subsection
(e) above, all property owned or leased by Guarantor and all operations conducted by it are in compliance in all material respects with all Laws relating to environmental protection, the failure to comply with which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of Guarantor, or on the ability of Guarantor to perform its obligations under the CoBank Loan Documents to which it is a party.

     (g) Litigation. There are no pending legal, arbitration, or governmental actions or proceedings to which Guarantor is a party or to which any of its property is subject which, if adversely determined, could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of Guarantor, or on the ability of Guarantor to perform its obligations under the CoBank Loan Documents to which it is a party, and to the best of Guarantor's knowledge, no such actions or proceedings are threatened or contemplated.

     (h) Financial Statements; No Material Adverse Change; Etc. All financial statements submitted to CoBank in connection with loans made or to be made pursuant to the CoBank Loan Agreement or otherwise in connection with this Guaranty fairly and fully present the financial condition of Guarantor and the results of Guarantor's operations for the periods covered thereby, and are prepared in accordance with GAAP consistently applied. Since the dates thereof, there has been no material adverse change in the financial condition or operations of Guarantor. All budgets, projections, feasibility studies, and other documentation regarding Guarantor submitted to CoBank were based upon assumptions that were reasonable and realistic at the time submitted, and as of the date hereof, no fact has come to light, and no event or transaction has occurred, which would cause any assumption made therein not to be reasonable or realistic, other than as disclosed in writing to CoBank.

     (i) Principal Place of Business. The principal place of business and chief executive office of Guarantor is at the address of Guarantor shown in Section 8(e) hereof.

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

     (j) Employee Benefit Plans. Guarantor is in compliance in all material respects with the applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder.

     (k) Taxes. Guarantor has filed or caused to be filed, all federal, state and local tax returns that are required to be filed, and has paid all taxes as shown on said returns or on any assessment received by Guarantor to the extent that such taxes have become due.

     (l) Financial Condition. Guarantor represents and warrants that the liability and obligations of Guarantor incurred or arising under this Guaranty, and of the Borrowers incurred or arising under the CoBank Loan Agreement may reasonably be expected to benefit substantially Guarantor directly or indirectly, and Guarantor's board of directors has made that determination. Guarantor represents and warrants that it has full and complete access to all of the Loan Documents and other documents relating to the CoBank Loan Agreement Obligations, has reviewed them and is fully aware of the meaning and effect of their contents. Guarantor is fully informed of all circumstances that bear upon the risks of executing this Guaranty which a diligent inquiry would reveal. Guarantor agrees that CoBank will have no obligation to advise or notify Guarantor of or provide Guarantor with any data or information.

     SECTION 7. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" hereunder:

     (a) Representations and Warranties. Any representation or warranty made by Guarantor herein or in any CoBank Loan Document to which it is a party shall prove to have been false or misleading in any material respect on or as of the date made or deemed made.

     (b) Covenants and Agreements. Guarantor should fail to perform or comply with any covenant or agreement contained herein.

     (c) Cross-Default. The occurrence of an Event of Default under, or the failure, after any applicable grace period, on the part of the Borrowers, Guarantor or any other party (other than CoBank) to observe, keep or perform any covenant or agreement contained in any CoBank Loan Document other than this Guaranty.

     SECTION 8. Miscellaneous.

     (a) Governing Law. Except to the extent governed by applicable federal law, this Guaranty shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

     (b) Binding Effect. This Guaranty shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, including any holder or owner of the Notes or the other CoBank Loan Documents.

                                       12

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

     (c) Severability. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal or unenforceable provisions had not been contained herein.

     (d) Non-Waiver; Modification; Election of Remedies. The failure of any party to insist, in any one or more instances, upon a strict performance of any of the terms and conditions of this Guaranty, or to exercise or fail to exercise any option or right contained herein, shall not be construed as a waiver or a relinquishment for the future of such right or option, but the same shall continue and remain in full force and effect. The continued performance by any party of this Guaranty with knowledge of the breach of any term or condition hereof shall not be deemed a waiver of such breach, and no waiver by any party of any provision hereof shall be deemed to have been made, or operate as an estoppel, unless expressed in writing and signed by such party. No enforcement of any remedy shall constitute an election of remedies.

     (e) Notices. All notices hereunder shall be delivered as provided in
Section 14 of the MLA and to the Guarantor at the address set forth therein for the Borrowers (or such other address as shall be specified by like notice); provided that any notice to Wachovia shall be delivered to Wachovia at the address thereof specified on the signature pages hereto.

     SECTION 9. Consent to Jurisdiction. The parties hereto agree that any legal action or proceeding with respect to this Guaranty or any other CoBank Loan Document may be brought in the courts of the State of New York, or of the United States of America for the Southern District of New York, all as CoBank may elect. By execution of this Guaranty, Guarantor hereby irrevocably submits to each such jurisdiction, expressly waiving any objection it may have to the laying of venue by reason of its present or future domicile. Nothing contained herein shall affect the right of CoBank to commence legal proceedings or otherwise proceed against Guarantor in any other jurisdiction or to serve process in any manner permitted or required by law.

     SECTION 10. Waiver of Jury Trial. THE PARTIES HERETO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY, ANY OTHER COBANK LOAN DOCUMENT, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS GUARANTY, AND THE SURETY RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS GUARANTY, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES HERETO ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HERETO FURTHER WARRANT AND REPRESENT

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE COBANK LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE COBANK LOAN. IN THE EVENT OF LITIGATION, THIS GUARANTY, MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. THE PARTIES HERETO ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF COBANK.

                      [Signatures appear on following page]

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Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

     IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby, has caused this Guaranty to be executed and delivered and attested under seal by its duly authorized officers as of the day and year first above written.

[CORPORATE SEAL]                      KNOLOGY Broadband, Inc., as Guarantor


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                           [Signature Pages Continue]

Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

ACKNOWLEDGED AND AGREED:

[CORPORATE SEAL]                      COBANK, ACB


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------

                           [Signature Pages Continue]

Continuing Guaranty/Knology Broadband, Inc.
Loan No. ML0883T1

ACKNOWLEDGED AND AGREED:

[CORPORATE SEAL]                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION, as Administrative Agent


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------